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                                    This document contains 6 pages. The
                                    Exhibit Index is located on page 4.


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported) May 15, 1996

        Mortgage Loan Asset Backed Pass-Through Certificates Trust 1996A
                (Name of Trust issuing Mortgage Loan Asset Backed
               Pass-Through Certificates, Series 1996A, Class A-1)

                          MLCC Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                        33-84894               59-3247986
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)            Identification
                                                                    No.)

                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                         (Address of Principal Executive
                              Offices and Zip Code)

       Registrant's telephone number, including area code (904) 928-6000
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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

               Exhibit No.                          Description
               -----------                          -----------

                  19.1 Servicing Certificate and Statement to Certificateholders for Mortgage Loan Asset Backed Pass-Through Certificates, Series 1996A, for the May 15, 1996 distribution pursuant to Section 6.02 of the Pooling and Servicing Agreement among Merrill Lynch Credit Corporation, as Master Servicer, MLCC Mortgage Investors, Inc., as Company, and Bankers Trust Company of California, N.A., as Trustee, dated as of February 1, 1996.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Master Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MERRILL LYNCH CREDIT
                                           CORPORATION, as Master
                                           Servicerr and on behalf
                                           of MLCC MORTGAGE INVESTORS,
                                           INC.

                                      By:  /s/ Steven T. Hardy
                                           ---------------------------
                                           Name:  Steven T. Hardy
                                           Title: Vice President and
                                                      Controller


Dated:       5/15/96
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                                  Exhibit Index
                                  -------------

Exhibit No.                                                                    Page
-----------                                                                    ----
   19.1               Servicing Certificate and Statement to
                      Certificateholders for Mortgage Loan
                      Asset Backed Pass-Through Certificates
                      Series 1996A                                              5




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